Exhibit 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Nicholas G. Hall, as Chief Operating Officer (principal financial and accounting officer) of Hollywood Media Corp. (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the accompanying Form 10-Q report for the quarter ended March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   May ___, 2003             By: /s/ Nicholas G. Hall
                                      ----------------------------------------
                                      Nicholas G. Hall, Chief Operating Officer